UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2011

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

Not applicable
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 7.01 — REGULATION FD
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 14, 2011, as further discussed in Item 2.03 below, Calpine Corporation (“Calpine”) closed on its offering of $1.2 billion in aggregate principal amount of its 7.875% Senior Secured Notes due 2023 (the “Notes”) in a private placement. The Notes were issued under an indenture, dated as of January 14, 2011 (the “Indenture”), among Calpine, the guarantors party thereto and Wilmington Trust Company, as trustee. The Notes and related guarantees are secured equally and ratably with the indebtedness incurred under Calpine’s Revolving Credit Facility, by a first-priority lien on substantially all of Calpine’s and certain of the guarantors’ existing and future assets, subject to certain exceptions and permitted liens. The net proceeds from the offering of the Notes, together with operating cash, were used to repay the remaining term loan borrowings of $1.2 billion under Calpine’s First Lien Credit Facility in accordance with their terms and terminating the First Lien Credit Facility therewith. The information in Item 2.03 below is hereby incorporated by reference in this Item 1.01.

ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On January 14, 2011, Calpine issued $1.2 billion in aggregate principal amount of its 7.875% senior secured notes due 2023 in a private placement.  This summary of the terms of the Indenture and the Notes is qualified in its entirety by reference to the Indenture, a copy of which (including the form of the Notes) is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Notes bear interest at 7.875% payable semiannually on January 15 and July 15 of each year beginning on July 15, 2011. Calpine will make each interest payment to the holders of record on the January 1 and July 1 immediately preceding the applicable interest payment date. The Notes will mature on January 15, 2023. The Notes are guaranteed by each of Calpine’s current and future subsidiaries that is a guarantor under Calpine’s Revolving Credit Facility and rank equally in right of payment with all of Calpine’s and the guarantors’ other existing and future senior indebtedness, and will be effectively subordinated in right of payment to all existing and future liabilities of Calpine’s subsidiaries that do not guarantee the Notes. The Notes are secured equally and ratably with indebtedness under Calpine’s Revolving Credit Facility and certain other indebtedness that is permitted to be secured by such assets by a first-priority lien, subject to certain exceptions and permitted liens, on substantially all of Calpine’s and certain of the guarantors’ existing and future assets.

Subject to certain qualifications and exceptions, the Indenture will, among other things, limit Calpine’s ability and the ability of the guarantors to:

•	incur or guarantee additional first lien indebtedness;

•	enter into commodity hedge agreements;

•	enter into sale and leaseback transactions;

•	create liens; and

•	consolidate, merge or transfer all or substantially all of Calpine’s assets and the assets of Calpine’s restricted subsidiaries on a combined basis.

On or after January 15, 2017, Calpine may on any one or more occasions redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ notice, at the redemption prices set forth in the Indenture, plus any accrued and unpaid interest. Calpine may also redeem any of the Notes at any time prior to January 15, 2017, at a price equal to 100% of the aggregate principal amount thereof, plus a “make whole” premium and accrued and unpaid interest. Prior to January 15, 2014, Calpine may redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings, at a price equal to 107.875% of the aggregate principal amount thereof, plus accrued and unpaid interest. In addition, prior to January 15, 2017, but not more than once in any 12-month period, Calpine may redeem up to 10% of the original aggregate principal amount of the Notes at a redemption price of 103% of the aggregate principal amount thereof, plus accrued and unpaid interest.

If a Change of Control Triggering Event (as defined in the Indenture) occurs, each holder of the Notes will have the right to require Calpine to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes pursuant to a Change of Control Offer (as defined in the Indenture) on the terms set forth in the Indenture in cash equal to 101% of the aggregate principal amount, plus accrued and unpaid interest.

If an event of default arises from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If other events of default arise, including failure to pay principal or interest on a timely basis, failure to comply with the agreements under the Indenture or related security documents, default under or acceleration of certain other indebtedness, failure to pay certain judgments, and repudiation or unenforceability of obligations under the security documents or the guarantees, subject to certain limitations including, if applicable, the giving of notice or the expiration of any grace or cure period, or both, the trustee or holders of at least 25% of the aggregate principal amount of the outstanding Notes may declare the Notes to be due and payable immediately.

ITEM 7.01 — REGULATION FD

On January 14, 2011, Calpine announced the closing of the offering of the Notes described in Item 2.03 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 herewith.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Description
4.1	Indenture, dated January 14, 2011, among Calpine Corporation, the guarantors party thereto and Wilmington Trust Company, as trustee, including the form of the Notes.
99.1	Calpine Corporation Press Release dated January 14, 2011.*
__________
*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ JIM D. DEIDIKER
Jim D. Deidiker
Senior Vice President and
Chief Accounting Officer

Date: January 14, 2011

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated January 14, 2011, among Calpine Corporation, the guarantors party thereto and Wilmington Trust Company, as trustee, including the form of the Notes.
99.1	Calpine Corporation Press Release dated January 14, 2011.*
__________
*	Furnished herewith.